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                                                                EXHIBIT 10.1


                                  $100,000,000

                        INTEGRATED CIRCUIT SYSTEMS, INC.

                   11 1/2% Senior Subordinated Notes Due 2009


                               PURCHASE AGREEMENT
                               ------------------

                                                          May 5, 1999


Bear, Stearns & Co. Inc.
Credit Suisse First Boston Corporation
c/o Bear, Stearns & Co. Inc.
      245 Park Avenue,
          New York, N.Y.  10167


Ladies and Gentlemen:


     1. Introductory. Integrated Circuit Systems, Inc., a Pennsylvania corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the several initial purchasers named in Schedule A hereto (the "Initial Purchasers") the respective principal amounts set forth in Schedule A hereto of U.S. $100,000,000 aggregate principal amount of its 11 1/2% Senior Subordinated Notes Due 2009 (the "Notes"). The Notes are to be issued pursuant to an indenture to be dated as of May 11, 1999 (the "Indenture"), between the Company, the guarantors named therein and Chase Manhattan Trust Company, National Association, as Trustee, which Notes will be unconditionally guaranteed by ICS Technologies, Inc., ICST Inc. and Microclock, Inc. (the "Guarantors," and together with the Company, the "Issuers"). For purposes of this agreement, (i) the term "Offered Securities" means the Notes, together with the guarantees (the "Guarantees") thereof by the Guarantors and
(ii) references to "Subsidiaries" or "subsidiaries" of the Company shall include the direct and indirect subsidiaries of the Company. The United States Securities Act of 1933 is herein referred to as the "Securities Act."

     Pursuant to and in furtherance of the Agreement and Plan of Merger dated as of January 20, 1999, as amended by Amendment No. 1 to the Agreement and Plan of Merger dated as of February 16, 1999 (the "Recapitalization Agreement"), by and between ICS Merger Corp. ("Merger Corp.") and the Company, among other things,
(i) Merger Corp. will be established and merged into the Company (the "Merger"), with the Company as the surviving corporation, (ii) an equity investment of $40.0 million (the "Equity Investment") will be made by Bain Capital, Inc. and Bear, Stearns & Co. Inc. or one or more of their respective affiliates and certain other investors (the "Investors") and certain management investors and existing shareholders will convert certain outstanding shares of common stock and options of the Company before the Merger (the "Rollover Equity") into common stock and options of the Company following the consummation of the Merger (collectively with the Investors, the "Equity Investors"), (iii) the Issuers will issue and sell the Offered Securities, (iv) the Company will enter into a new secured global credit facility consisting of an aggregate of $70 million
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of term loan facilities and an aggregate $25 million revolving credit facility
(the "New Credit Facility") with the agents and lenders named therein, and the Company will make initial borrowings of approximately $77.4 million thereunder,
(v) the existing issued and outstanding capital stock of the Company (other than the Rollover Equity) (the "Shares") will be redeemed and/or repurchased, for aggregate cash consideration of $265.9 million, (vi) the Company will repay in full all of the Existing Indebtedness, as defined in the New Credit Facility, and (vii) the Company will pay reasonable fees and expenses (including, without limitation, reasonable fees of outside counsel) in connection with the foregoing in an amount not to exceed $17.5 million (all such transactions, including the Merger, shall be referred to in this Agreement as the "Recapitalization"). The net proceeds of the offering of the Notes will be used, together with a portion of the borrowings under the New Credit Facility, the existing cash on hand of the Company and the Equity Investment to finance the Recapitalization. As a result of the Recapitalization, (i) the Equity Investors will own all of the outstanding capital stock of the Company, (ii) the Company's common stock will no longer be traded on the Nasdaq National Market and (iii) the registration of the Company's common stock under the Securities Exchange Act of 1934, as amended (the "Exchange Act") will be terminated.

     The Offered Securities will be offered and sold to the Initial Purchasers without being registered under the Securities Act, in reliance upon an exemption therefrom. Pursuant to the terms of the Offered Securities and the Indenture, the Initial Purchasers and investors that acquire Offered Securities may only resell or otherwise transfer such Offered Securities if such Offered Securities are hereafter registered under the Securities Act or if an exemption from the registration requirements of the Securities Act is available (including, without limitation, the exemption afforded by Rule 144A, Rule 144 or Regulation S of the rules and regulations under the Securities Act).

     Holders of the Offered Securities (including the Initial Purchasers and their direct and indirect transferees) will be entitled to the benefits of a Registration Rights Agreement dated the Closing Date, among the Issuers and the Initial Purchasers (the "Registration Rights Agreement"), pursuant to which the Company and the Guarantors will agree to file with the Securities and Exchange Commission (the "Commission") (i) a registration statement under the Securities Act (the "Exchange Offer Registration Statement") registering an issue of senior subordinated notes of the Company (together with the applicable subsidiary guarantees, the "Exchange Notes"), which are identical in all material respects to the Offered Securities (except that the Exchange Notes will not contain terms with respect to transfer restrictions and interest rate increase) and (ii) under certain circumstances, a shelf registration statement pursuant to Rule 415 under the Securities Act.

     This Agreement, the Indenture, the Offered Securities, the Exchange Notes, the Registration Rights Agreement, all material agreements and instruments relating to the Merger (including, but not limited to, the Recapitalization Agreement and the Articles of Merger to be filed with the Department of State of the Commonwealth of Pennsylvania on the Closing Date (the "Articles of Merger")), and the New Credit Facility and the agreements creating security interests in the assets of the Company for the benefit of the holders of indebtedness arising under the New Credit Facility (together with the New Credit Facility, the "Bank Agreement") are sometimes referred to in this Agreement, individually, as a "Transaction Document" and, collectively, as the "Transaction Documents." The transactions that comprise the Recapitalization (including the Merger and the issuance and sale of the Offered Securities) are sometimes referred to in this Agreement, individually, as a "Transaction" and collectively, as the "Transactions."

     Capitalized terms used but not defined herein shall have the meanings given to such terms in the Offering Document (as defined below).

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     Each of the Issuers, jointly and severally, hereby agrees with the several
Initial Purchasers as follows:

     2. Representations and Warranties of the Company. Each of the several Issuers, jointly and severally, represents and warrants to, and agrees with, the Initial Purchasers that:

          (a) A preliminary offering circular dated April 20, 1999 and an offering circular dated the date of this Agreement relating to the Offered Securities to be offered by the Initial Purchasers have been prepared by the Company. Such preliminary offering circular (the "Preliminary Offering Circular") and offering circular (the "Offering Circular"), as supplemented as of the date of this Agreement, together with any other document approved by the Company for use in connection with the contemplated resale of the Offered Securities, are hereinafter collectively referred to as the "Offering Document." Any references herein to the Offering Document shall be deemed to include all amendments and supplements thereto, unless otherwise noted. The Preliminary Offering Circular as of its date does not, and the Offering Circular as of its date and as of the Closing Date does not and will not, and any supplement or amendment to them will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Offering Document based upon written information furnished to the Company by any Initial Purchaser through Bear, Stearns & Co. Inc. ("Bear Stearns") specifically for use therein, it being understood and agreed that the only such information is that described as such in
     Section 7(b) hereof. Except as disclosed in the Offering Document, each of the Company's Annual Report on Form 10-K most recently filed with the Commission and all subsequent reports, proxy statements and other documents (collectively, the "Exchange Act Documents") which have been filed by the Company with the Commission or sent to stockholders pursuant to the Exchange Act (including, but not limited to the proxy statement on Schedule 14A and the transaction statement on Schedule 13E-3 filed with the Commission relating to the Recapitalization) does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder. No stop order preventing the use of the Offering Document, or any order asserting that any of the Transactions are subject to the registration requirements of the Securities Act, has been issued.

          (b) Each of the Issuers and Merger Corp. has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Document; and each of the Issuers and Merger Corp. is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not reasonably be expected to individually or in the aggregate (x) result in a material adverse effect on the properties, business, result of operations, condition (financial or other), affairs or prospects of the Company and its subsidiaries taken as a whole, (y) interfere with or adversely affect the issuance or marketability of the Offered Securities or (z) in any manner draw into question the validity of this Agreement, any other Transaction Document or any

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     Transaction (any of the events set forth in clauses (x), (y) or (z), a
     "Material Adverse Effect").

          (c) Each subsidiary of the Company other than the Guarantors that (i) generates 5% or more of the revenues, (ii) generates 5% or more of the operating income, or (iii) holds 5% or more of the assets, in each case, of the Company and its subsidiaries on a consolidated basis as reflected in the financial statements included in the Offering Document under the heading "Unaudited Pro Forma Consolidated Financial Data" (each, a "Significant Non-Guarantor Subsidiary," and, together with the Guarantors, each a "Significant Subsidiary"), has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Document; and each Significant Non-Guarantor Subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; all of the issued and outstanding capital stock of Merger Corp., the Company and of each Significant Subsidiary has been duly authorized and validly issued and is fully paid and nonassessable; and except for pledges in favor of Credit Suisse First Boston, as collateral agent, under the New Credit Facility, the capital stock of each Significant Subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects.

          (d) The Indenture has been duly authorized by each of the Issuers by all necessary corporate action; the Offered Securities have been duly authorized by each of the Issuers by all necessary corporate action; and when the Offered Securities are delivered and paid for pursuant to this Agreement and the Indenture on the Closing Date (as defined below), the Indenture will have been duly executed and delivered by each of the Issuers, such Offered Securities will have been duly executed, authenticated, issued and delivered by each of the Issuers and will conform in all material respects to the description thereof contained in the Offering Document and the Indenture and such Offered Securities will constitute valid and legally binding obligations of each of the Issuers, enforceable in accordance with their terms and entitled to the benefits of the Indenture, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity). The Exchange Notes have been duly and validly authorized for issuance by the Issuers and, when duly executed, authenticated, issued and delivered by each of the Issuers in accordance with the terms of the Exchange Offer and the Indenture, will constitute valid and legally binding obligations of each of the Issuers, enforceable in accordance with their terms and entitled to the benefits of the Indenture, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws for general applicability relating to or affecting creditors' rights and to general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

          (e) Except as disclosed or reflected in the fees and expenses set forth in the Offering Document, there are no contracts, agreements or understandings between Merger Corp. or the Company and any person that would give rise to a valid claim against Merger Corp. or the Company or any Initial Purchaser for a brokerage commission, finder's fee or other like payment in connection with the Transactions.

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          (f) Subject to the express assumptions set forth in Section 2(s)
     below, no consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the Transactions as contemplated by (i) this Agreement and the Registration Rights Agreement, or (ii) any other Transaction Document, in each case, in connection with the consummation of the transactions contemplated therein, except as may be required (i) in connection with the registration of the Exchange Notes under the Securities Act, (ii) in connection with the qualification of the Indenture under the Trust Indenture Act (as defined in paragraph (s) below) pursuant to the Registration Rights Agreement, or (iii) pursuant to state securities or "Blue Sky" laws.

          (g) The execution, delivery and performance by each of Merger Corp., the Company and its subsidiaries (to the extent each is a party thereto) of each of the Transaction Documents and compliance with the terms and provisions thereof and consummation of the Transactions will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over Merger Corp., the Company or any of its subsidiaries or any of their properties, or (ii) the Transaction Documents or any other agreement or instrument to which Merger Corp., the Company or any of its subsidiaries is a party or by which Merger Corp., the Company or any of its subsidiaries is bound or to which any of the properties of Merger Corp., the Company or its subsidiaries is subject, or (iii) the charter or by-laws of Merger Corp., the Company or any of its subsidiaries, except (A) in each case, that any rights to indemnity and contribution may be limited by federal and state securities laws and public policy considerations and (B) in the case of clauses (i) and (ii) for such breaches, violations or defaults as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; and each of the Issuers has full corporate power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement, and each of Merger Corp., the Company and its subsidiaries have full corporate power and authority to execute, deliver and perform the Transaction Documents to which it is a party and to consummate the Transactions.

          (h) This Agreement has been duly authorized, executed and delivered by each of the Issuers. Each of the other Transaction Documents has been, or as of the Closing Date will have been, duly authorized, executed and delivered by each of Merger Corp., the Company and its subsidiaries (to the extent each is a party thereto) and each Transaction Document conforms or will conform in all material respects to the descriptions thereof contained in the Offering Document and each Transaction Document (other than this Agreement) is or will constitute valid and legally binding obligations of Merger Corp., the Company and its subsidiaries (to the extent each is a party thereto), enforceable in accordance with its respective terms, except that any rights to indemnity and contribution may be limited by federal and state securities laws and public policy considerations and subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

          (i) Except as disclosed in the Offering Document, the Company and its subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them that are material to the Company and its subsidiaries taken as a whole, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or proposed to be made thereof by them;

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     and except as disclosed in the Offering Document, the Company and its subsidiaries hold any leased real or personal property that is material to the Company and its subsidiaries taken as whole under valid and enforceable leases with no exceptions that would materially interfere with the use made or proposed to be made thereof by them.

          (j) The Company and its subsidiaries possess all certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

          (k) No labor strike, slowdown, stoppage or dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent, that would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. None of the Company or any of its subsidiaries has violated (A) any federal, state or local law or foreign law relating to discrimination in hiring, promotion or pay of employees, (B) any applicable wage or hour laws of, or (C) any provision of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules and regulations thereunder, except those violations that could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

          (l) The Company and its subsidiaries own, possess, have the right to use or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "intellectual property rights") used in the conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. To the knowledge of the Company after due inquiry, the use of the intellectual property rights in connection with the business and operations of the Company or any of its subsidiaries does not infringe on the rights of any person, except such infringements as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

          (m) Neither the Company nor any of its subsidiaries (i) is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "environmental laws"), (ii) owns or operates any real property contaminated with any substance that is subject to any environmental laws, (iii) is liable for any off-site disposal or contamination pursuant to any environmental laws, or (iv) is subject to any claim relating to any environmental laws, in each case, which violation, contamination, liability or claim would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.

          (n) Except as disclosed in the Offering Document, there are no pending actions, suits or proceedings against or affecting Merger Corp., the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to Merger

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     Corp., the Company or any of its subsidiaries, would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, or would materially and adversely affect the ability of Merger Corp., the Company or any of its subsidiaries to perform their respective obligations under the Transaction Documents, or which are otherwise material in the context of the sale of the Offered Securities and the consummation of the other Transactions; and no such actions, suits or proceedings are, to the Company's knowledge, threatened or contemplated.

          (o) The financial statements included in the Offering Document present fairly the financial position of the Company and its consolidated subsidiaries as of the dates shown (subject in the case of interim financial statements to normal year-end adjustments) and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis and the schedules included in the Offering Document present fairly the information required to be stated therein. The assumptions used in preparing the pro forma financial data included in the Offering Document provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts. Except as otherwise disclosed in the Offering Document, such pro forma financial data comply as to form in all material respects with the requirements that would have been applicable to pro forma financial statements had this Offering Document been a prospectus included in a registration statement on Form S-1 filed with the Commission under the Securities Act.

          (p) Except as disclosed in the Offering Document, since the date of the latest audited financial statements included in the Offering Document there has been (i) no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, (ii) except as disclosed in or contemplated by the Offering Document, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock, (iii) none of the Company or any of its subsidiaries has incurred any liabilities or obligations, direct or contingent, which are material, individually or in the aggregate, to the Company and its subsidiaries, taken as a whole, nor entered into any transaction not in the ordinary course of business, and (iv) none of the Company or any of its subsidiaries has incurred any liabilities or obligations, direct or contingent, that are material, individually or in the aggregate, to the Company and its subsidiaries, taken as a whole, and that are required to be disclosed on a balance sheet or notes thereto in accordance with generally accepted accounting principles and are not disclosed on the latest balance sheet or notes thereto included in the Offering Document.

          (q) None of the Issuers is an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the United States Investment Company Act of 1940 (the "Investment Company Act"); and each of the Issuers is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Offering Document and the consummation of the other Transactions, will not be an "investment company" as defined in the Investment Company Act.

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          (r) The Offered Securities are eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the Securities Act and no securities of the Company or any of its subsidiaries of the same class (within the meaning of Rule 144A(d)(3) under the Securities Act) as the Offered Securities are listed on any national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system.

          (s) Assuming that the representations and warranties of the Initial Purchasers contained in Section 4(a) below are true in all material respects, and assuming compliance in all material respects by the Initial Purchasers with their covenants in Section 4 below, the offer and sale of the Offered Securities in the manner contemplated by this Agreement will be exempt from the registration requirements of the Securities Act by reason of Section 4(2) thereof and Regulation S thereunder and it is not necessary to qualify an indenture in respect of the Offered Securities under the United States Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

          (t) Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf (i) has, within the six-month period prior to the date hereof, offered or sold in the United States or to any U.S. person (as such terms are defined in Regulation S under the Securities Act) the Offered Securities or any security of the same class or series as the Offered Securities or (ii) has offered or will offer or sell the Offered Securities (A) in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act or (B) with respect to any such securities sold in reliance on Rule 903 of Regulation S ("Regulation S") under the Securities Act, by means of any directed selling efforts within the meaning of Rule 902(c) of Regulation S. The Company, its affiliates and each person acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation S. The Company has not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Securities except for this Agreement.

          (u) Each of the Company and its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (A) transactions are executed in accordance with management's general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets;
     (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect thereto.

          (v) Each of the Company and its subsidiaries maintains insurance covering its properties, operations, personnel and businesses, insuring against such losses and risks as are consistent with industry practice to protect the Company and its subsidiaries and their respective businesses. None of the Company or any of its subsidiaries has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance.

          (w) Except as disclosed in the Offering Document, no relationship, direct or indirect, exists between or among the Company or any of its subsidiaries on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of its subsidiaries on the other hand, which would be required by the Securities Act to be

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     described in the Offering Document if the Offering Document were a prospectus included in a registration statement on Form S-1 filed with the Commission under the Securities Act.

          (x) The Company has (A) initiated a review and assessment of all areas within its and each of its subsidiaries' business and operations (including those affected by suppliers, vendors and customers) that could be adversely affected by the "Year 2000 Problem" (that is, the risk that computer applications used by the Company or any of its subsidiaries (or suppliers, vendors and customers) may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999), (B) developed a plan and timeline for addressing the Year 2000 Problem on a timely basis and (C) to date, has implemented that plan in accordance with that timetable. Based on the foregoing, the Issuers believe that all computer applications used by the Company and its subsidiaries that are material to the business and operations of the Company and its subsidiaries taken as a whole are, and the Company has no reason to believe, after due inquiry, that the computer applications used by the Company's and its subsidiaries' key suppliers, vendors and customers that are material to the business of the Company and its subsidiaries, taken as a whole, are not, reasonably expected on a timely basis to be able to perform properly date-sensitive functions for all dates before and after January 1, 2000 (that is, be "Year 2000 Compliant"), except to the extent that a failure to do so would not reasonably be expected, individually or in the aggregate, to have Material Adverse Effect.

          (z) The statistical and market-related data included in the Offering Document are based on or derived from sources which the Issuers believe to be reliable and accurate in all material respects.

          (aa) The Offering Document, as of its date, and each amendment or supplement thereto, as of its date, contains the information specified in, and meets the requirements of, Rule 144A(d)(4) under the Act.

          (bb) None of the Issuers intends to, nor believes that it will, incur debts beyond its ability to pay such debts as they mature. The present fair saleable value of the assets of each Issuer exceeds the amount that will be required to be paid on or in respect of its existing debts and other liabilities (including contingent liabilities) as they become absolute and matured. The assets of each Issuer do not constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. Upon the issuance of the Offered Securities, the present fair saleable value of the assets of each Issuer will exceed the amount that will be required to be paid on or in respect of its existing debts and other liabilities (including contingent liabilities) as they become absolute and matured. Upon the issuance of the Offered Securities, the assets of each Issuer will not constitute unreasonably small capital to carry out its business as now conducted, including the capital needs of each such Issuer, taking into account the projected capital requirements and capital availability.

          (cc) None of the Issuers has (A) taken, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company or any of its subsidiaries to facilitate the sale or resale of the Offered Securities or (B) since the date of the Preliminary Offering Circular (1) sold, bid for, purchased or paid any person any compensation for soliciting purchases of the Offered Securities or (2) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company or any of its subsidiaries.

          (dd) None of the Issuers has used or will use any form of general solicitation in connection with the offer and sale of any of the Offered Securities, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation.

          (ee) Each certificate signed by any officer of any Issuer and delivered to the Initial Purchasers or counsel for the Initial Purchasers shall be deemed to be a representation and warranty by such Issuer to the Initial Purchasers as to the matters covered thereby.

     3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Initial Purchasers, and the Initial Purchasers agree, severally and not jointly, to purchase from the Company, at a purchase price of 97.0% of the principal amount thereof plus accrued interest from May 11, 1999 to the Closing Date (as hereinafter defined), the respective principal amounts of the Offered Securities set forth opposite the names of the several Initial Purchasers in Schedule A hereto.

     The Company will deliver against payment of the purchase price the Offered Securities in the form of one or more permanent global securities in definitive form (the "Global Securities") deposited with the Trustee as custodian for The Depository Trust Company ("DTC") and registered in the name of Cede & Co., as nominee for DTC. Interests in any permanent Global Securities will be held only in book-entry form through DTC, except in the limited circumstances described in the Offering Document. Payment of the purchase price for the Offered Securities shall be made by the Initial Purchasers in Federal (same day) funds by wire transfer to an account of the Company at a bank designated by the Company and acceptable to Bear Stearns at the office of Skadden, Arps, Slate, Meagher & Flom LLP at 9 A.M. (New York time), on May 11, 1999 or at such other time not later than seven full business days thereafter as Bear Stearns and the Company determine, such time being herein referred to as the "Closing Date", against delivery to the Trustee as custodian for DTC of the Global Securities representing all of the Securities. The Global Securities will be made available for checking at the office of Skadden, Arps, Slate, Meagher & Flom LLP at least 24 hours prior to the Closing Date.

     4.  Representations by Initial Purchasers; Resale by Initial Purchasers.

          (a) Each Initial Purchaser severally represents and warrants to the Company that it is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act.

          (b) Each Initial Purchaser severally acknowledges that the Offered Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S or pursuant to an exemption from the registration requirements of the Securities Act, or to non-U.S. persons outside the United States except in accordance with Regulation S or pursuant to an exemption from the registration requirements of the Securities Act. Each Initial Purchaser severally represents and agrees that it has offered and sold the Offered Securities, and will offer and sell the Offered Securities only in accordance with Rule 903 of Regulation S or Rule 144A under the Securities Act ("Rule 144A"). Accordingly, neither such Initial Purchaser nor its affiliates, nor any persons acting on its or their behalf, have engaged or will engage in any directed selling efforts with respect to the

     Offered Securities, and such Initial Purchaser, its affiliates and all persons acting on its or their behalf have complied in all material respects and will comply in all material respects with the offering restrictions requirements of Regulation S and Rule 144A.

          (c) Each Initial Purchaser severally agrees that it and each of its affiliates has not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Securities except for any such arrangements with the other Initial Purchaser or affiliates of the other Initial Purchaser or with the prior written consent of the Company.

          (d) Each Initial Purchaser severally agrees that it and each of its affiliates will not offer or sell the Offered Securities in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act, including, but not limited to (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. Each Initial Purchaser severally agrees, with respect to resales made in reliance on Rule 144A of any of the Offered Securities, to deliver either with the confirmation of such resale or otherwise prior to settlement of such resale a notice to the effect that the resale of such Offered Securities has been made in reliance upon the exemption from the registration requirements of the Securities Act provided by Rule 144A.

          (e) Each of the Initial Purchasers severally represents and agrees that (i) it has not offered or sold and prior to the date six months after the date of issue of the Offered Securities will not offer or sell any Offered Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Offered Securities in, from or otherwise involving the United Kingdom; and
     (iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Offered Securities to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom such document may otherwise lawfully be issued or passed on.

     5. Certain Agreements of the Company. Each of the Issuers, jointly and severally, agrees with the several Initial Purchasers that:

          (a) The Company will advise Bear Stearns promptly of any proposal to amend or supplement the Offering Document and will not effect such amendment or supplementation without Bear Stearns' consent. If, at any time prior to the completion of the resale of the Offered Securities by the Initial Purchasers, any event occurs as a result of which the Offering Document as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Company promptly will notify Bear Stearns of such event and promptly will prepare, at its own expense, an amendment or supplement which will correct such statement or omission or effect such compliance. Upon receipt of such notice in written form, each Initial Purchaser agrees to suspend use of the Offering Document until the Company has amended or supplemented the Offering Document to correct such misstatement or omission or to effect compliance with this paragraph (a). Neither Bear Stearns' consent to, nor the Initial Purchasers' delivery to offerees or investors of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6. The Company's and the Initial Purchasers' obligations under this paragraph (a) shall terminate on the earliest to occur of (i) expiration of the Exchange Offer (as defined in the Registration Rights Agreement) pursuant to the Registration Rights Agreement, (ii) the effective date of a shelf registration statement with respect to the Offered Securities filed pursuant to the Registration Rights Agreement, (iii) the date upon which no Initial Purchaser nor any of their respective affiliates continues to hold Offered Securities acquired as part of their initial distribution, and (iv) the date upon which no Initial Purchaser nor any of their respective affiliates continues to hold Exchange Notes, if any.

          (b) The Company will furnish to the Initial Purchasers copies of any preliminary offering circular, the Offering Document and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Initial Purchasers request, and the Company will furnish to Bear Stearns on the date hereof three copies of the Offering Document signed by a duly authorized officer of the Company, one of which will include the independent accountants' reports therein manually signed by such independent accountants. At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, the Company will promptly furnish or cause to be furnished to each Initial Purchaser and, upon request of holders and prospective purchasers of the Offered Securities, to such holders and purchasers, copies of the information required to be delivered to holders and prospective purchasers of the Offered Securities pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) in order to permit compliance with Rule 144A in connection with resales by such holders of the Offered Securities. The Company will pay the expenses of printing and distributing to the Initial Purchasers all such documents.

          (c) The Company will advise the Initial Purchasers promptly and, if requested by the Initial Purchasers, confirm such advice in writing, of the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any of the Offered Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any state securities commission or other regulatory authority. The Issuers shall use their best efforts to prevent the issuance of any stop order suspending the qualification or exemption of any of the Offered Securities under any state securities or Blue Sky laws and, if at any time any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption of any of the Offered Securities under any state securities or Blue Sky laws, the Issuers shall use their best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

          (d) The Company will cooperate with the Initial Purchasers and their counsel in connection with the registration and qualification of the Offered Securities for sale and the determination of their eligibility for investment under the laws of such jurisdictions as Bear Stearns designates and do all things necessary to continue such qualifications in effect so long as required for the resale of the Offered Securities by the Initial Purchasers, provided that the Company will not be required to qualify as a foreign corporation or to file a general consent to service of process in any such jurisdiction.

          (e) During the period of five years hereafter, the Company will furnish to each Initial Purchaser, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to each Initial Purchaser (i) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to holders of Offered Securities or any securities of the Company which have been registered under Section 12 of the Exchange Act, and (ii) from time to time, such other information concerning the Company as such Initial Purchaser may reasonably request.

          (f) During the period of two years after the Closing Date, the Company will, upon request, furnish to the Initial Purchasers and any holder of Offered Securities a copy of the restrictions on transfer applicable to the Offered Securities.

          (g) During the period of two years after the Closing Date, the Company will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Offered Securities that have been reacquired by any of them.

          (h) During the period of two years after the Closing Date, each of the Issuers will not be or become, an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act.

          (i) The Company will pay all expenses incidental to the performance of the Issuers' obligations under this Agreement, the Indenture, the Registration Rights Agreement and the other Transaction Documents, including (i) the fees and expenses of counsel and accountant for the Issuers and of the Trustee and its professional advisers; (ii) all expenses in connection with the execution, issue, authentication, packaging and initial delivery of the Offered Securities and, as applicable, the Exchange Notes, the preparation and printing of this Agreement, the Registration Rights Agreement, the Offered Securities, the Exchange Notes, the Indenture, the Offering Document and amendments and supplements thereto, and any other document relating to the issuance, offer, sale and delivery of the Offered Securities and as applicable, the Exchange Notes; (iii) the cost of listing the Offered Securities and qualifying the Offered Securities for trading in The Portal/SM/ Market ("PORTAL") and any expenses incidental thereto; (iv) the cost of any advertising approved by the Company in connection with the issue of the Offered Securities; (v) for any expenses (including fees and disbursements of counsel to the Initial Purchasers) incurred in connection with qualification of the Offered Securities or the Exchange Notes for sale under the laws of such jurisdictions as Bear Stearns designates and the printing of memoranda relating thereto; (vi) for any fees charged by investment rating agencies for the rating of the Offered Securities or the Exchange Notes, and (vii) for expenses incurred in printing and distributing preliminary offering circulars and the Offering Document (including any amendments and supplements thereto) to or at the direction of the Initial Purchasers. The Company will also pay or reimburse the Initial Purchasers (to the extent incurred by them) for all reasonable travel expenses of the Initial Purchasers and the Company's officers and employees and any other expenses of the Initial Purchasers and the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities from the Initial Purchasers.

          (j) In connection with the offering, until Bear Stearns shall have notified the Company and the other Initial Purchaser of the completion of the resale of the Offered Securities, neither the Company nor any of its affiliates has or will, either alone or with one or more other persons, bid for or purchase for any account in which it or any of its affiliates has a beneficial interest any Offered Securities or attempt to induce any person to purchase any Offered Securities; and neither it nor any of its affiliates will make bids or purchases for the purpose of creating actual, or apparent, active trading in, or of raising the price of, the Offered Securities.

          (k) For a period of 180 days after the date of the initial offering of the Offered Securities by the Initial Purchasers, none of the Issuers will offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any United States dollar denominated debt securities issued or guaranteed by any of the Issuers and having a maturity of more than one year from the date of issue. None of the Issuers will at any time offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any securities under circumstances where such offer, sale, pledge, contract or disposition would cause the exemption afforded by
     Section 4(2) of the Securities Act, the safe harbor of Regulation S thereunder or the resale exemption under Rule 144A thereunder to cease to be applicable to the offer and sale of the Offered Securities.

          (l) The Company will use the proceeds from the sale of the Offered Securities in the manner described in the Offering Document under the caption "Use of Proceeds."

          (m) None of the Issuers will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) that would be integrated with the sale of the Offered Securities in a manner that would require the registration under the Securities Act of the sale to the Initial Purchasers of the Offered Securities or to take any other action that would result in the resale of the Offered Securities not being exempt from registration under the Securities Act.

          (n) None of the Issuers will take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of any of the Issuers to facilitate the resale of the Offered Securities. Except as permitted by the Securities Act, none of the Issuers will distribute any
     (i) preliminary offering memorandum or offering memorandum, including without limitation, the Offering Document or (ii) other offering material in connection with the offering and sale of the Offered Securities.

     6. Conditions of the Obligations of the Initial Purchasers. The obligations of the several Initial Purchasers to purchase and pay for the Offered Securities will be subject to the accuracy of the representations and warranties on the part of the Issuers herein, to the accuracy of the statements of officers of the Issuers made pursuant to the provisions hereof, to the performance by the Issuers of their respective obligations hereunder and to the following additional conditions precedent:

          (a) The Initial Purchasers shall have received a letter, dated the date of this Agreement, of KPMG LLP in agreed form confirming that they are independent public accountants within the meaning of the Securities Act and the applicable published rules and regulations thereunder ("Rules and Regulations") and to the effect that:

               (i) in their opinion the financial statements and schedules examined by them and included in the Offering Document comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the related published Rules and Regulations;

               (ii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited financial statements and certain specified financial information included in the Offering Document;

               (iii) on the basis of the review referred to in clause (ii) above, a reading of the latest available interim financial statements of the Company, and of all subsidiaries of the Company for which such interim financial statements are provided, inquiries of officials of the Company and of such subsidiaries who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                    (A) with respect to the unaudited financial statements included in the Offering Document, that any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles;

                    (B) the unaudited consolidated net sales, net operating
               income, net income and net income per share amounts for the three-month periods ended March 28, 1998 and March 27, 1999 included in the Offering Document do not agree with the amounts set forth in the unaudited consolidated financial statements for those same periods or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited statements of income;

                    (C) at the date of the latest available balance sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of this Agreement, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net current assets or net assets, as compared with amounts shown on the latest balance sheet included in Offering Document; or

                    (D) for the period from the closing date of the latest
               income statement included in the Offering Document to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year and with the period of corresponding length ended the date of the latest income statement included in the Offering Document, in consolidated net sales, net operating income or net income or in the ratio of earnings to fixed charges;

               except in all cases set forth in clauses (C) and (D) above for changes, increases or decreases which the Offering Document disclose have occurred or may occur or which are described in such letter; and

               (iv) they have performed the procedures specified therein on the pro forma financial statements included in the Offering Document;

               (v) on the basis of the review referred to in clause (iv) above, nothing came to their attention that caused them to believe that the pro forma financial statements included in the Offering Document (not including specified supplemental adjustments thereto) do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the related published Rules and Regulations or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements; and

               (vi) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Offering Document (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter; and

               (vii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of management's discussion and analysis of financial condition and results of operations as described in Statement of Auditing Standards No. 86, Management's Discussion and Analysis, on certain specified portions of the Management's Discussion and Analysis of Financial Condition and Results of Operations section of the Offering Document.

          (b) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any material adverse change in general economic, political or financial conditions or if the effect of international conditions on the financial markets in the United States shall be such as, in the Initial Purchasers' reasonable judgment, makes it inadvisable or impracticable to proceed with the delivery of the Offered Securities as contemplated hereby, or (ii) (A) in the reasonable judgment of the Initial Purchasers, any material adverse change in the condition (financial or other), business, properties, assets, liabilities, prospects, net worth, results of operations or cash flows of the Company or its subsidiaries, taken as a whole, other than set forth in the Offering Document; (B) (i) any downgrading, suspension or withdrawal of, nor shall any notice have been given of any potential or intended down grading, suspension or withdrawal of, or of any review for a possible change that does not indicate the direction of possible change in, any rating of any of the Issuers or any security of any of the Issuers (including, without limitation, the placing of any of the foregoing ratings on credit watch with negative or developing implications or under review with an uncertain direction) by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Securities Act, (ii) any change, nor shall any notice have been given of any potential or intended change, in the outlook for any rating of any of the Issuers or any securities of any of the Issuers by any such rating organization, and
     (iii) any notice by any such rating organization that it has assigned (or is considering assigning) a lower rating to the Offered Securities than that on which the Offered Securities were marketed; (C) any suspension or material limitation of trading in securities generally on the New York Stock Exchange, the American Stock Exchange, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange, the Chicago Board of Trade or the Nasdaq National Market, or any establishment of minimum or maximum prices for trading, or any requirement of maximum ranges for prices for securities, on such exchange or the Nasdaq National Market, or by such exchange or other regulatory body or governmental authority having jurisdiction (other than limitations on price fluctuations or minimums or maximums in effect as of the date of this Agreement); (D) any banking moratorium declared by federal or state authorities, or any moratorium declared in foreign exchange trading by major international banks or persons; or (E) any outbreak or escalation of armed hostilities involving the United States on or after the date hereof, or if there has been a declaration by the United States of a national emergency or war, the effect of which shall be, in the Initial Purchasers' judgment, to make it inadvisable or impracticable to proceed with this offering or delivery of the Offered Securities on the terms and in the manner contemplated in the Offering Document.

          (c) The Initial Purchasers shall have received an opinion, dated the Closing Date, of Kirkland & Ellis, counsel for the Company, that:

               (i) Assuming due authorization, execution and delivery by the Initial Purchasers and each of the other parties thereto, the Registration Rights Agreement constitutes a valid and legally binding obligation of the Company and each of the Guarantors, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

               (ii) Assuming due authorization, execution and delivery by the Company, each Guarantor and, in the case of the Indenture and the Notes, by the Trustee, the Indenture constitutes and the Notes and Guarantees, when authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, will constitute valid and legally binding obligations of the Company and the Guarantors, as the case may be, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

               (iii) To the knowledge of such counsel, the Company was not required to obtain any consent, approval, authorization or order of governmental agency under the Hart-Scott-Rodino Anti-Trust Improvements Act of 1976 for the consummation of the Recapitalization.

               (iv) To the knowledge of such counsel, the Company was not required under any New York or federal law to obtain any consent, approval, authorization or order of governmental agency for the issuance, delivery and sale of the Notes being issued and sold by it under this Agreement and the Indenture except for any such consent, approval, authorization or order which may be required under the so-called "Blue Sky" or securities laws of any states (as to which such counsel need express no opinion or advice).

               (v) The execution and delivery by the Company and each Guarantor of this Agreement, the Registration Rights Agreement and the Indenture and the performance of their agreements therein and the consummation of the sale of the

          Notes to the Initial Purchasers in accordance with this Agreement do not constitute a violation by the Company or any Guarantor of any applicable provision of any New York or federal law, statute or regulation (except that such counsel need express no opinion in this paragraph as to compliance with any disclosure requirement or any prohibition against fraud or misrepresentation or as to whether performance of the indemnification or contribution provisions in this Agreement would be permitted).

               (vi) It is not necessary in connection with (i) the offer, sale and delivery of the Notes to the several Initial Purchasers pursuant to this Agreement or (ii) the resales of the Notes by the several Initial Purchasers in the manner contemplated in the Offering Document to register the Notes under the Securities Act or to qualify an indenture in respect thereof under the Trust Indenture Act.

               (vii) The Notes, the Guarantees and the Indenture conform in all material respects to the descriptions thereof contained in the Offering Document; the description in the Offering Document under the heading "Description of Senior Credit Facility" is accurate in all material respects; and the description in the Offering Document of United States federal income tax matters under the heading "Federal Income Tax Considerations" is accurate in all material respects and fairly presents the information required to be shown.

               (viii) Assuming due authorization of the Exchange Notes, when, as and if (i) the Exchange Offer Registration Statement shall have become effective pursuant to the provisions of the Securities Act,
          (ii) the Indenture shall have been qualified pursuant to the provisions of the Trust Indenture Act, (iii) the Notes shall have been validly tendered to the Company, (iv) the Exchange Notes shall have been duly executed, authenticated and issued in accordance with the provisions of the Indenture and duly delivered to the purchasers thereof in exchange for the Notes, (v) the board of directors and the appropriate officers of the Company have taken all necessary action to fix and approve the terms of the Exchange Notes and (iv) any legally required consents, approvals, authorizations or other order of the Commission or any other regulatory authorities have been obtained, the Exchange Notes when issued pursuant to the Exchange Offer Registration Statement will constitute valid and binding obligations of the Company and the Guarantors, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

               (ix) Such counsel shall also state that the purpose of such counsel's professional engagement was not to establish factual matters, and preparation of the Offering Document involved many determinations of a wholly or partially nonlegal character. Such counsel need make no representation that it has independently verified the accuracy, completeness or fairness of the Offering Document or that the actions taken in connection with the preparation of the Offering Document (including the actions described below) were sufficient to cause the Offering Document to be accurate, complete or fair. Such counsel need not pass upon and need not assume any responsibility for the accuracy, completeness or fairness of the Offering Document except to the extent otherwise explicitly indicated in numbered paragraph (vii) above. Such counsel shall however confirm that it has participated in conferences with representatives of the Company, representatives of the Initial Purchasers, counsel for the Initial Purchasers and representatives of the independent accountants for the Company during which disclosures in the Offering Document and related matters were discussed. Based upon such counsel's participation in the conferences identified above, such counsel's understanding of applicable law and the experience such counsel has gained in such counsel's practice thereunder and relying as to materiality to a large extent upon the opinions and statements of officers of the Company, such counsel can, however, advise the Initial Purchasers that nothing has come to such counsel's attention that has caused such counsel to conclude that the Offering Document at the date it bears or on the date of this letter contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (d) The Initial Purchasers shall have received an opinion, dated the Closing Date, of Pepper Hamilton LLP, counsel for the Company, that:

               (i) Each of the Company and the Guarantors (a) is duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, (b) has all requisite corporate power and authority to carry on its business as it is currently being conducted and as described in the Offering Document and to own, lease and operate its properties, and (c) is duly qualified and in good standing as a foreign corporation, authorized to do business in each jurisdiction set forth beside such entity's name on a schedule to such opinion.

               (ii) Each of the Company and the Guarantors has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and each of the other Transaction Documents to which it is a party and to consummate the transactions contemplated hereby and thereby, including, without limitation, to the extent applicable, the corporate power and authority to issue, sell and deliver the Offered Securities as provided herein.

               (iii) All of the outstanding capital stock of each Guarantor is owned by the Company of record and, to the best of such counsel's knowledge, beneficially and, to the best of such counsel's knowledge, such ownership is free and clear of any security interest, claim, lien, limitation on voting rights or encumbrance; and all such securities have been duly authorized, validly issued, and are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights.

               (iv) This Agreement has been duly and validly authorized, executed and delivered by each of the Issuers.

               (v) Each of the Transaction Documents (other than this Agreement) has been duly and validly authorized, executed and delivered by the Company and each of the Guarantors (to the extent each is a party thereto).

               (vi) The Recapitalization Agreement is the valid and binding agreement of the Company and each of the Guarantors (to the extent each is a party thereto) and enforceable against each of them (to the extent each is a party thereto) in accordance with its terms, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

               (vii) The Offered Securities have been duly and validly authorized and executed by each of the Issuers for issuance and sale to the Initial Purchasers pursuant to this Agreement.

               (viii) The Exchange Notes have been duly and validly authorized for issuance by each of the Issuers.

               (ix) To the best of such counsel's knowledge, none of the Company or any of its Subsidiaries is in violation of its charter or bylaws.

               (x) None of (a) the execution, delivery or performance by the Company or any of the Guarantors of this Agreement or any of the other Transaction Documents (to the extent each is a party thereto), (b) the issuance and sale of the Offered Securities and (c) consummation by the Company and any of the Guarantors of the Transactions violates, conflicts with or constitutes a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default under), or requires consent under, or results in the imposition of a lien or encumbrance on any properties of the Company or any of the Guarantors, or an acceleration of any indebtedness of the Company or any of the Guarantors pursuant to, (i) the charter or bylaws of the Company or any of the Guarantors, (ii) any Transaction Document or any other bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of the Guarantors is a party or by which any of them or their property is bound filed as an exhibit to the Company's annual report on Form 10-K for the year ended June 27, 1998 or to the Company's quarterly reports on Form 10-Q for the quarters ended September 26, 1998 and December 26,1998,
          (iii) any statute, rule or regulation of the United States, the Common wealth of Pennsylvania or the State of Delaware applicable to the Company or any of the Guarantors or any of their assets or properties or (iv) to the best of such counsel's knowledge, any judgment, order or decree known to such counsel of any court or governmental agency or authority of the United States, the Commonwealth of Pennsylvania or the State of Delaware having jurisdiction over the Company or any of the Guarantors or any of their assets or properties. Assuming compliance with applicable state securities and Blue Sky laws, as to which no opinion is rendered hereby, and except for the filing of a registration statement under the Securities Act and qualification of the Indenture under the Trust Indenture Act, or otherwise in connection with the Registration Rights Agreement, no consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, (a) any court or governmental agency, body or administrative agency or (b) any other person is required for (i) the execution, delivery and performance by the Company or any of the Guarantors of this Agreement or any of the other Transaction Documents (to the extent each is a party thereto) or
          (ii) the issuance and sale of the Offered Securities or any of the other Transactions, except such as have been obtained and made or have been disclosed in the Offering Document.

               (xi) To the best of such counsel's knowledge and except as disclosed in the Offering Document, there is (a) no action, suit, investigation or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending to which the Company or any of the Guarantors is a party or to which the business or property of the Company or any of the Guarantors is subject in any court in the jurisdictions set forth on a schedule to such opinion next to the name of the Company and each of the Guarantors, respectively, (b) no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency or that has been proposed by any governmental body, (c) no injunction, restraining order or order of any nature by a federal or state court or foreign court of competent jurisdiction to which the Company or any of the Guarantors is or may be subject or to which the business, assets, or property of the Company or any of the Guarantors is or may be subject, and (d) no bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of the Guarantors is a party or by which any of them or their property is bound that, in the case of clauses (a), (b), (c) and (d) above, would be required to be disclosed in the Offering Document had it been a prospectus included in a registration statement on Form S-1 filed with the Commission under the Securities Act, and that is not so disclosed.

               (xii) The Offering Circular, as of its date, and each amendment or supplement thereto, as of its date (except for the financial statements and related notes, the financial statement schedules and other financial data included therein or omitted therefrom, as to which no opinion need be expressed), contains the type of information specified in and required by Rule 144A(d)(4) under the Securities Act.

               (xiii) When the Offered Securities are issued and delivered pursuant to this Agreement, no Offered Security thereof will be of the same class (within the meaning of Rule 144A under the Securities Act) as securities of any Issuer that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.

               (xiv) None of the Issuers is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act.

               (xv) To the best of such counsel's knowledge, no stop order preventing the use of the Offering Document, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Securities Act, has been issued.

               (xvi) The Department of State of the Commonwealth of Pennsylvania has examined the Articles of Merger and determined that the documents submitted for preclearance "appear to be correct," and the Merger will be effective upon the filing of the Articles of Merger with the Department of State of the Commonwealth of Pennsylvania.

               (xvii) Such counsel shall also state that because the primary purpose of such counsel's engagement was not to establish or confirm factual matters or financial or accounting matters and because of the wholly or partially non-legal character of many of the statements contained in the Offering Document, such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Document and such counsel has not independently verified the accuracy or completeness of such statements. Without limiting the foregoing, such counsel assumes no responsibility for and such counsel has not independently verified the accuracy, completeness or fairness of the financial statements and any schedules and other financial data included in the Offering Document and has not examined the accounting or financial records from which such financial statements, schedules (if any) and relevant financial data are derived. However, such counsel participated in conferences with officers and other representatives and legal counsel of the Company, representatives of the independent public accountants of the Company and representatives of the Initial Purchasers at which the contents of the Offering Document were discussed. Based on such participation and review, and relying as to materiality in part upon the statements of officers and other representatives of the Company, no facts have come to such counsel's attention that have caused such counsel to believe that the Offering Document as of its date and at the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that such counsel need not express any comment or belief with respect to the financial statements or schedules, if any, or any other financial information included in the Offering Document.

          (e) The Initial Purchasers shall have received an opinion dated the Closing Date, of Panitch Schwarze Jacobs & Nadel, P.C., trademark counsel for the Company, that:

               To the knowledge of such counsel and within the parameters of the limited investigation such counsel has conducted, the Company and/or its subsidiaries is the exclusive owner of, and has sole, full and clear title to, the registrations for the Trademarks (as defined in such opinion) currently registered in the United States Patent and Trademark Office, as set forth on a schedule to such opinion, free and clear of any encumbrances, liens or adverse claims of any kind, and all of the registrations of said Trademarks are subsisting in the records of the United States Patent and Trademark Office, and the Company and/or its subsidiaries possess the right to employ such Trademarks in their respective businesses as presently conducted.

          (f) The Initial Purchasers shall have received an opinion dated the Closing Date, of Townsend & Townsend & Crew, intellectual property counsel for the Company, that:

               (i) Attached as Exhibit A to such opinion is a list of patents and patent applications such counsel has handled for the Company or its subsidiaries. Attached as Exhibit B to such opinion is a certificate of an officer of the Company that these are the patents and patent applications which are material to the operations of the Company and its subsidiaries. All of such patents are in full force and effect, and all of such patent applications are currently pending. Assignments to the Company have been prepared for each listed application and patent, and have been recorded with the appropriate patent office.

               (ii) Such counsel is not aware, after due inquiry, of any notice of infringement if any patent received by the Company or any of its subsidiaries, except as set forth in such opinion.

          (g) The Initial Purchasers shall have received an opinion dated the Closing Date, of Dechert Price & Rhoads, special Pennsylvania counsel for the Company, that:

               (i) Merger Corp. is a corporation duly incorporated, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania, and has all requisite corporate power and authority to execute and deliver the Recapitalization Agreement and to perform its obligations thereunder.

               (ii) The execution, delivery and performance by Merger Corp. of each of the Transaction Documents to which Merger Corp. is a party (collectively, the "MergeCorp Transaction Documents"), and the consummation of the transactions contemplated thereby, have been duly authorized by all necessary corporate action on the part of Merger Corp.

               (iii) The MergeCorp Transaction Documents constitute the valid and binding obligations of Merger Corp., enforceable against Merger Corp. in accordance with their respective terms, except to the extent limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws, decisions or equitable principles now or hereafter in effect relating to or affecting the enforcement of creditors' rights or debtors' obligations generally, and except that the remedy of specific performance or similar equitable relief is available only at the discretion of the court before which enforcement is sought.

               (iv) To the knowledge of such counsel, Merger Corp. is not in violation of any provision of its articles of incorporation or bylaws.

               (v) Neither the execution, delivery or performance by Merger Corp. of any of the MergeCorp Transaction Documents nor the consummation by Merger Corp. of the transactions contemplated by the MergeCorp Transaction Documents violates, conflicts with or constitutes a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default under), or requires consent under, or results in the imposition of a lien or encumbrance on any properties of Merger Corp., or an acceleration of any indebtedness of Merger Corp. pursuant to (a) the articles of incorporation or bylaws of Merger Corp., (b) any MergeCorp Transaction Documents or, to the knowledge of such counsel, any bond, debenture, note, mortgage, deed of trust or other agreement or instrument to which Merger Corp. is a party or by which it or its property is bound, (c) any statute, rule or regulation of the Commonwealth of Pennsylvania applicable to Merger Corp. or any of its assets or properties or (d) to the knowledge of such counsel, any judgment, order or decree of any court or governmental agency or authority of the Commonwealth of Pennsylvania having jurisdiction over Merger Corp. or any of its assets or properties. Assuming compliance with applicable federal securities laws and state securities and Blue Sky laws, as to which such counsel is expressing no opinion, no consent, approval, authorization or order of, or filing, registration, qualification, license of or with, (a) any court or governmental agency, body or administrative agency or (b) any other person is required for the execution, delivery and performance by Merger Corp. of any of the MergeCorp Transaction Documents, except for the filing in the Department of State of the Commonwealth of Pennsylvania of duly completed and executed articles of merger in accordance with Section 1927 of the Pennsylvania Business Corporation Law of 1988, as amended.

               (vi) To the knowledge of such counsel, and in the cases of clauses (a) and (b), based upon a docket search of the courts of the Commonwealth of Pennsylvania, there is (a) no action, suit, investigation or proceeding before or by any court, arbitrator or governmental agency, body or official now pending in the Commonwealth of Pennsylvania to which Merger Corp. is a party or to which the business or property of Merger Corp. is subject, (b) no injunction, restraining order or order of any nature by a state court to which Merger Corp. is or may be subject or to which the business, assets, or property of Merger Corp. is or may be subject, or (c) no bond, debenture, note, mortgage, deed of trust or other agreement or instrument to which Merger Corp. is a party or by which it or its property is or may be bound, that, in the case of clauses (a), (b), and (c) above, would be required to be disclosed in the Offering Document had it been a prospectus included in a registration statement on Form S-1 filed with the Commission under the Securities Act, and that is not so disclosed.

          (h) The Initial Purchasers shall have received an opinion dated the Closing Date, of Wong & Leow, special Singapore counsel for the Company, that:

               Integrated Circuit Systems Pte Ltd ("PTE") is a private company with limited liability duly incorporated in Singapore on 18 March 1997 and is validly existing in accordance with the laws of Singapore; and all of the shares in the issued capital of PTE are owned by the Company, and all such shares are validly issued and fully paid.

          (i) The Initial Purchasers shall have received from Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Initial Purchasers, such opinion or opinions, dated the Closing Date, with respect to the validity of the Offered Securities, the Offering Document, the exemption from registration for the offer and sale of the Offered Securities by the Company to the several Initial Purchasers and the resales by the several Initial Purchasers as contemplated hereby and other related matters as Bear Stearns may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters with reference to same in the Offering Circular.

          (j) The Initial Purchasers shall have received a certificate, dated the Closing Date, of the President or any Vice President and a principal financial or accounting officer of each of the Issuers in which such officers shall state that the representations and warranties of such Issuer in this Agreement are true and correct, that such Issuer has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, and that, subsequent to the respective dates of the most recent financial statements in the Offering Document, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole except as set forth in or contemplated by the Offering Document or as described in such certificate.

          (k) The Initial Purchasers shall have received a letter, dated the Closing Date, of KPMG LLP which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to the Closing Date for the purposes of this subsection.

          (l) The Company, the Guarantors and the Trustee shall have entered into the Indenture and you shall have received counterparts, conformed as executed, thereof.

          (m) The Company and the Guarantors shall have entered into the Registration Rights Agreement and you shall have received counterparts, conformed as executed, thereof.

          (n) The Offered Securities shall have been designated PORTAL securities in accordance with the rules and regulations adopted by the NASD relating to trading in the PORTAL market.

          (o) On or prior to the Closing Date, (i)(a) the Issuers shall have entered into the Bank Agreements and all conditions precedent to the effectiveness thereof shall have been satisfied or waived and (b) each of the Transactions shall have been consummated; (ii) such transactions described in the foregoing clause (i) shall continue to be in full force and effect in accordance with the terms thereof; and (iii) the Company shall have provided to each of the Initial Purchasers and counsel to the Initial Purchasers copies of all Transaction Documents delivered to the parties relating to the Transactions (including but not limited to legal opinions relating thereto).

          (p) The Initial Purchasers shall have been furnished with a copy of the opinions delivered on behalf of Issuers in connection with the Transactions, which opinions shall expressly state that the Initial Purchasers are justified in relying upon the opinions therein.

          (q) The Initial Purchasers shall have received a letter from Murray, Devine & Co., Inc. permitting the Initial Purchasers to rely on the opinion letter rendered by Murray, Devine & Co., Inc. to the Company's Board of Directors in form and substance reasonably satisfactory to the Initial Purchasers to the effect that the Transactions will not render any of the Issuers insolvent, leave any of the Issuers with inadequate or unreasonably small capital, or result in any of the Issuers incurring indebtedness beyond their ability to repay as such indebtedness matures.

     The Company will furnish the Initial Purchasers with such conformed copies of such opinions, certificates, letters and documents as the Initial Purchasers reasonably request. Bear Stearns may in its sole discretion waive on behalf of the Initial Purchasers compliance with any conditions to the obligations of the Initial Purchasers hereunder.

     7. Indemnification and Contribution. (a) Each of the Issuers, jointly and severally, will indemnify and hold harmless each Initial Purchaser, its partners, directors and officers and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Initial Purchaser may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or any related preliminary offering circular or the Exchange Act Reports, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, including any losses, claims, damages or liabilities arising out of or based upon the Company's failure to perform its obligations under Section 5(a) of this Agreement, and will reimburse each Initial Purchaser for any legal or other expenses reasonably incurred by such Initial Purchaser in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, (i) that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Initial Purchaser through Bear Stearns specifically for use therein, it being understood and agreed that the only such information consists of the information described as such in subsection (b) below and (ii) that the Issuers shall not be liable to any such Initial Purchaser with respect to any untrue statement or alleged untrue statement or omission or alleged omission in the Preliminary Offering Circular to the extent that any such loss, liability, claim, damage or expense of such Initial Purchaser results from the fact that such Initial Purchaser sold Notes to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Offering Circular as then amended or supplemented if the Company had previously furnished copies thereof to such Initial Purchaser and the loss, liability, claim, damage or expense of such Initial Purchaser results from an untrue statement or omission of a material fact contained in the Preliminary Offering Circular which was corrected in the Offering Circular.

          (b) Each Initial Purchaser will severally and not jointly indemnify and hold harmless each of the Issuers, their respective directors and officers and each person, if any, who controls any of the Issuers within the meaning of
Section 15 of the Securities Act, against any losses, claims, damages or liabilities to which such Issuers may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or any related preliminary offering circular, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Initial Purchaser through Bear Stearns specifically for use therein, and will reimburse each Issuer for any legal or other expenses reasonably incurred by the Issuers in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Initial Purchaser consists of (i) the following information in the Offering Document furnished on behalf of each Initial Purchaser: under the caption "Plan of Distribution", the first, third, fifth, and eight paragraphs and (ii) the following information in the Offering Document furnished on behalf of Bear Stearns and Credit Suisse First Boston Corporation:

     "The initial purchasers and their respective affiliates have performed and expect to continue to perform financial advisory and investment and commercial banking services for the Equity Investors and ICS for which they have received and will receive customary compensation. Credit Suisse First Boston, an affiliate of Credit Suisse First Boston Corporation, is a lender and the administrative agent under the senior credit facility. An affiliate of Bear, Stearns and Co. Inc. is one of the Equity Investors.";

provided, however, that the Initial Purchasers shall not be liable for any losses, claims, damages or liabilities arising out of or based upon the Company's failure to perform its obligations under Section 5(a) of this Agreement.

          (c)  Promptly after receipt by an indemnified party under subsection
(a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may otherwise have). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to take charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying party or parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of counsel shall be borne by the indemnifying parties; provided, however, that the indemnifying party under subsection (a) or (b) above shall only be liable for the legal expenses of one counsel (in addition to any local counsel) for all indemnified parties in each jurisdiction in which any claim or action is brought. No indemnifying party shall, without prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and does not include a statement as to and an admission of fault, culpability or failure to act by or on behalf of any indemnified party. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its prior written consent, provided that such consent was not unreasonably withheld, and that if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees it shall be liable for any settlement effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

          (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuers on the one hand and the Initial Purchasers on the other from the offering of the Offered Securities or (ii) if the allocation provided by clause
(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuers on the one hand and the Initial Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Issuers on the one hand and the Initial Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Issuers bear to the total discounts and commissions received by the Initial Purchasers from the Issuers under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers or the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities purchased by it where resold exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Initial Purchasers' obligations in this subsection (d) to contribute are several in proportion to their respective purchase obligations and not joint.

          (e) The obligations of the Issuers under this Section shall be in addition to any liability which the Issuers may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Initial Purchaser within the meaning of the Securities Act or the Exchange Act; and the obligations of the Initial Purchasers under this Section shall be in addition to any liability which the respective Initial Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Issuers within the meaning of the Securities Act or the Exchange Act.

     8. Default of Initial Purchasers. If either of the Initial Purchasers defaults in its obligation to purchase Offered Securities hereunder and the aggregate principal amount of Offered Securities that such defaulting Initial Purchaser agreed but failed to purchase does not exceed 10% of the total principal amount of Offered Securities, Bear Stearns may make arrangements satisfactory to the Company for the purchase of such Offered Securities by other persons, including the other Initial Purchaser, but if no such arrangements are made by the Closing Date, the non-defaulting Initial Purchaser shall be obligated to purchase the Offered Securities that such defaulting Initial Purchaser agreed but failed to purchase. If one Initial Purchaser so defaults and the aggregate principal amount of Offered Securities with respect to which such default occurs exceeds 10% of the total principal amount of Offered Securities and arrangements satisfactory to Bear Stearns and the Company for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of the non-defaulting Initial Purchaser or the Company, except as provided in Section 9. As used in this Agreement, the term "Initial Purchaser" includes any person substituted for an Initial Purchaser under this Section. Nothing herein will relieve the defaulting Initial Purchaser from liability for its default.

     9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of each of the Issuers or its officers and of the several Initial Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Initial Purchaser, the Issuers or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Sections 8 or 10, or if for any reason the purchase of the Offered Securities by the Initial Purchasers is not consummated, the Issuers shall remain responsible for the expenses to be paid or reimbursed by them pursuant to Section 5 and the respective obligations of the Issuers and the Initial Purchasers pursuant to Section 7 shall remain in effect; if any Offered Securities have been purchased hereunder, the Issuers shall remain responsible for the expenses to be paid or reimbursed by them pursuant to
Section 5 and the respective obligations of the Issuers and the Purchasers pursuant to Section 7 shall remain in effect, and the representations and warranties in Section 2 and all other obligations under Section 5 shall also remain in effect. If the purchase of the Offered Securities by the Initial Purchasers is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in Section 6(b)(ii) (whether pursuant to Section 10 or otherwise), the Company will reimburse the Initial Purchasers for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

     10. Termination. The Initial Purchasers shall have the right to terminate this Agreement at any time prior to the Closing Date by notice to the Company from the Initial Purchasers, without liability (other than with respect to Section 7) on the Initial Purchasers' part to the Issuers if, on or prior to such date, upon the occurrence of any of the events set forth in Section 6(b).

     11. Notices. All communications hereunder will be in writing and, if sent to the Initial Purchasers will be mailed, delivered or telegraphed and confirmed to the Initial Purchasers, c/o Bear Stearns & Co. Inc., 245 Park Avenue, New York, N.Y. 10167, Attention: Corporate Finance Department, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at Integrated Circuit Systems, Inc., 2435 Boulevard of the Generals, Valley Forge, PA 19482: Attention: Chief Financial Officer, with a copy to Pepper Hamilton LLP, 3000 Two Logan Square, Philadelphia, PA 19103: Attention: Robert Friedel, Esq.; provided, however, that any notice to an Initial Purchaser pursuant to
Section 7 will be mailed, delivered or telegraphed and confirmed to such Initial Purchaser.

     12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder, except that holders of Offered Securities shall be entitled to enforce the agreements for their benefit contained in the second and third sentences of Section 5(b) hereof against the Company as if such holders were parties thereto.

     13. Representation of Initial Purchasers. You will act for the several Initial Purchasers in connection with the transactions contemplated by this Agreement, and any action under this Agreement taken by you jointly or by Bear Stearns on behalf of the Initial Purchasers will be binding upon all the Initial Purchasers.

     14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. Delivery by telecopy or facsimile transmission of an executed counterpart of this Agreement shall be considered due and sufficient delivery.

     15. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

     EACH OF THE ISSUERS HEREBY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE FEDERAL AND STATE COURTS IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN ANY SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     If the foregoing is in accordance with the Initial Purchasers' understanding of our agreement, kindly sign and return to us one of the counterparts hereof, whereupon it will become a binding agreement between the Issuers and the Initial Purchasers in accordance with its terms.

                         Very truly yours,

                         INTEGRATED CIRCUIT SYSTEMS, INC.


                         by:    /s/ Rudolf S. Gassner
                            --------------------------------------------------
                            Name:  Rudolf S. Gassner
                            Title: Chairman of the Board


                         ICS TECHNOLOGIES, INC.

                         by:    /s/  Hock E. Tan
                            ---------------------------------------------------
                            Name:  Hock E. Tan
                            Title: President


                         ICST INC.

                         by:    /s/ Henry I. Boreen
                            --------------------------------------------------
                            Name:  Henry I. Boreen
                            Title: President


                         MICROCLOCK, INC.

                         by:    /s/ Henry I. Boreen
                            --------------------------------------------------
                            Name:  Henry I. Boreen
                            Title: President

The foregoing Purchase Agreement
    is hereby confirmed and accepted
    as of the date first above written.


Bear, Stearns & Co. Inc.
Credit Suisse First Boston Corporation


By:  Bear, Stearns & Co. Inc.

    /s/ illegible signature
    ---------------------------
    Name:
    Title:


By:  Credit Suisse First Boston Corporation

    /s/ illegible signature
    ---------------------------
    Name:
    Title:

                                  SCHEDULE A


                                             Principal Amount of
           Initial Purchasers                 Offered Securities
           ------------------                -------------------
Bear, Stearns & Co. Inc..................        $ 50,000,000

Credit Suisse First Boston Corporation...        $ 50,000,000
                                                 ------------

               Total.....................        $100,000,000
                                                 ============

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